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[LOGO] BANK OF AMERICA                                   AMENDMENT TO DOCUMENTS
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               AMENDMENT NO. 2 TO BUSINESS LOAN AGREEMENT

     This Amendment No. 2 (the "Amendment") dated as of June 12, 1998, is between BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION (the "Bank") and THE WET SEAL, INC. (the "Borrower").


                                      RECITALS

     A. The Bank and the Borrower entered into a certain Business Loan Agreement dated as of March 9, 1998, as previously amended (the "Agreement").

     B.   The Bank and the Borrower desire to further amend the Agreement.


                                     AGREEMENT

     1. DEFINITIONS. Capitalized terms used but not defined in this Amendment shall have the meaning given to them in the Agreement.

     2.   AMENDMENTS. The Agreement is hereby amended as follows:

          2.1 Paragraph 1.1(a) of the Agreement is amended to read in its entirety as follows:

               "(a) During the availability period described below, the Bank will provide a line of credit ("Facility No. 1") to the Borrower. The amount of the line of credit (the "Facility No. 1 Commitment") is equal to the amount indicated for each period set forth below:

                         Period                                  Amount
                         ------                                  ------
                         From the date hereof through            $40,000,000
                         March 31, 1999

                         From April 1, 1999 and thereafter       $30,000,000"

     3. CONDITIONS. This Amendment will be effective when the Bank receives the following items, in form and content acceptable to the Bank:

          3.1 A guaranty signed by WSCC Buying Group, Inc. in the amount of Forty Five Million Dollars ($45,000,000).

          3.2 A Corporate Resolution to Obtain Credit executed by the Borrower in the amount of Forty Five Million Dollars ($45,000,000).

          3.3 A  Form U-1 Purpose Statement executed by the Borrower.

          3.4 A Corporate Resolution Authorizing Execution of Guaranty executed by WSCC Buying Group, Inc. in the amount of Forty Five Million Dollars ($45,000,000).

     4. EFFECT OF AMENDMENT. Except as provided in this Amendment, all of the terms and conditions of the Agreement shall remain in full force and effect.

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     This Amendment is executed as of the date stated at the beginning of this Amendment.



BANK OF AMERICA
NATIONAL TRUST AND SAVINGS ASSOCIATION     THE WET SEAL, INC.

X /s/ Julie R. Weis                        X  /s/ Ann Cadier Kim
 ---------------------------------          ----------------------------------
BY: JULIE R. WEIS, VICE PRESIDENT          BY: ANN CADIER KIM
                                           TITLE: VICE PRESIDENT OF FINANCE
                                                  & CFO



                                           X /s/ Ed Thomas
                                            ----------------------------------
                                           BY: ED THOMAS
                                           TITLE: PRESIDENT AND CHIEF
                                                  OPERATIONS Officer


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